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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K dated July 29, 1997 of Atmos Energy Corporation of our report dated February 14, 1997 appearing in the Annual Report on Form 10-K for the year ended December 31, 1996 of United Cities Gas Company.





                                                            ARTHUR ANDERSEN LLP